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                                                                  Exhibit 23.3

                           INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Five Star Quality Care, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                      /s/ KPMG LLP

Baltimore, Maryland
March 1, 2002